EXHIBIT 10.30

STOCK PURCHASE AGREEMENT

AGREEMENT dated December 14, 2011, by and between Eastbridge Investment Group (the "Seller"), and An Lingyan, a natural person with an address at No. 23, East Street, Shang An, Yongding, Mentougou District, Beijing, PR China (the "Buyer"). Buyer and the Seller are sometimes hereinafter collectively referred to as the "Parties".

WHEREAS, Seller is the legal and beneficial owner of and wishes to sell 500,000 ordinary shares (the "Securities"), par value $0.00384 per share (the "Ordinary Shares"), of Tsingda Eedu Corporation, a Cayman Islands corporation (the "Company"); and

WHEREAS, in consideration of the sum of $600,000 and for other good and valuable consideration, Seller desires to transfer and sell to Buyer all right, title and interest in the Securities and Buyer desires to purchase all such right, title and interest in the Securities (the "Sale").

NOW THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.   Sale of Securities.

(a) Securities to be Acquired.  At the Closing, and upon the terms and subject to the conditions of this Agreement, and upon the representations, warranties and covenants herein made, the Seller shall transfer and sell to Buyer, and Buyer agrees to purchase from the Seller, the Securities, for the Purchase Price hereinafter set forth.

(b) Purchase Price. Upon the terms and subject to the conditions set forth in this Agreement, upon the representations, warranties and covenants made herein, and in exchange for the Securities, Buyer hereby agrees to deliver to the Seller at the Closing an amount equal to $1.20 per Ordinary Share, totaling Six Hundred Thousand Dollars ($600,000) in the aggregate, in immediately available funds (the "Purchase Price"), which funds shall be delivered to the Seller as Seller shall direct.

2.   Representations and Warranties of Seller. Seller hereby represents and warrants to Buyer, which representations and warranties shall survive the Closing, the following:

(a) The Securities are wholly-owned by Seller free and clear of all liens, agreements, security interests, claims, charges and encumbrances of any kind and nature and no third party holds any right or interest (beneficial or otherwise) in the Securities.

(b) This Agreement is the valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. Seller has full power and authority to enter into and consummate this Agreement and the Securities, the consent of no other party or entity is necessary for the consummation of the transactions contemplated herein. The execution, delivery and performance by Seller of this Agreement will not result in any willful violation of and will not conflict with, or result in a breach of, any of the terms of, or constitute a default under, any provision of state or federal law to which Seller is subject, any mortgage, indenture, agreement, document, instrument, judgment, decree, order, rule or regulation, or other restriction to which Seller is a party or by which Seller may be bound, or result in the creation of any lien upon any of the properties or assets of Seller pursuant to any such term, or result in the suspension, revocation, impairment, forfeiture or non-renewal of any permit, license, authorization or approval applicable to Seller or any of Seller's respective assets or properties.

(c) No governmental, administrative or other third party consents or approvals are required, necessary or appropriate in order for Seller to convey, transfer and assign to and vest in Buyer good and marketable right, title and interest in and to the Securities, free and clear of all liens, security interests, claims, charges and encumbrances of any nature whatsoever.

(d) There is no action, suit, investigation or proceeding pending, to the knowledge of the Seller, threatened against or affecting either of the Seller which: (i) seeks to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement or (ii) questions the validity or legality of any transactions or seeks to recover damages or to obtain other relief in connection with any transactions.

(e) Based on the actual knowledge of the Seller, without any independent investigation or inquiry, there are no proceedings pending or threatened against the Company or the Seller, relating to the Securities.

(f) Seller understands that Seller (and not the Buyer) shall be responsible for any and all tax liabilities of Seller that may arise as a result of the transactions contemplated by this Agreement.

3.   Representations and Warranties of Buyer. The Buyer hereby represents and warrants to Seller, which representations and warranties shall survive the Closing, the following:

(a) Buyer has all requisite power and authority to execute, deliver and perform under this Agreement and the other agreements, certificates and instruments to be executed by Buyer in connection with or pursuant to this Agreement. Upon execution and delivery by Buyer at the Closing, this Agreement is a legal, valid and binding agreement of Buyer, enforceable against Buyer in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(b) The execution, delivery and performance of this Agreement by Buyer will not conflict with or result in the breach of any term or provision of, or violate or constitute a default under, any charter provision or bylaw or under any material agreement, to which Buyer is a party or by which Buyer is in any way bound or obligated. Furthermore, as of the date hereof, there are no legal proceedings pending or, to the knowledge of the Buyer, threatened against the Buyer that seek to enjoin or deny the transaction contemplated herein.

(c) No governmental, administrative or other third party consents or approvals are required, necessary or appropriate on the part of Buyer in connection with the transactions contemplated by this Agreement.

(d) Buyer understands that the Securities are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, has no present intention of distributing any of such Securities and has no arrangement or understanding with any other persons regarding the distribution of such Securities (this representation and warranty not limiting such Buyer's right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Buyer is acquiring the Securities hereunder in the ordinary course of its business. Buyer does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

(e) At the time Buyer was offered the Securities, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act. Buyer is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(f) Buyer either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Buyer is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(g) Buyer is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(h) Buyer acknowledges that it has reviewed the Company's public filings and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(i) Buyer represents, warrants and agrees that the Securities shall be subject to the terms of that certain lockup agreement dated as of even date herewith.

(j) The Buyer has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the Sale contemplated by this agreement for which the Seller could become liable or obligated.

4.   Closing.

(a) Time; Place; Outcome. The closing of the Sale of the Securities (the "Closing") will take place on the date mutually agreed upon by both Buyer and Seller, but in any event no later than December 15, 2011, unless mutually agreed to a later date by both Parties. At the Closing, Seller shall to transfer to Buyer clear and marketable title to the Securities, free and clear of any and all liens, claims, encumbrances and adverse interests of any kind (other than as provided in Section 3 above), by delivering to the Buyer the certificates for the Securities in negotiable form, duly endorsed in blank, with stock transfer powers executed and attached thereto, and Buyer shall deliver the funds by wire transfer or immediately available funds to an account designated by the Seller representing the Purchase Price to Seller.

(b) Conditions Precedent to Buyer's Obligations. The obligations of the Buyer at the Closing shall be subject to the satisfaction on or prior to the Closing of the following conditions precedent, any one or more of which may be waived by the Buyer:

(i) Representations and Warranties. The representations and warranties by Seller in Section 2 hereof shall be true and accurate on and as of the Closing.

(ii) Performance. Seller shall have performed and complied with all agreements and conditions contained herein or in other ancillary documents incident to the transactions contemplated by this Agreement required to be performed or complied with by them prior to or at the Closing.

(iii) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be presented and delivered to the Buyer, shall be satisfactory in substance and form to the Buyer or his counsel, and the Buyer or his counsel shall have received all such counterpart originals (or certified or other copies) of such documents as they may reasonably request.

(iv) Performance. Seller shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the transaction and sale of the Securities.

(c) Conditions Precedent to Seller’ Obligations. The obligations of the Seller at Closing shall be subject to the satisfaction, on or prior to the Closing, of the following conditions precedent, any one or more of which may be waived by the Seller.

(i) Representations and Warranties. The representations of and warranties by the Buyer in Section 3 hereof shall be true and accurate on and as of the Closing.

(ii) Performance. The Buyer shall have performed and complied with all agreements and conditions contained herein or in other ancillary documents incident to the transactions contemplated by this Agreement required to be performed or complied with by him prior to or at the Closing.

(iii) Consents; Authorizations. The Buyer shall have secured all permits, consents and authorizations, if any, that shall be necessary or required lawfully to consummate this Agreement.

(iv) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory in substance and form to Seller or their counsel, and Seller or their counsel shall have received all such counterpart originals (or certified or other copies) of such documents as they may reasonably request.

(d) At any time and from time to time after the Closing, the Parties shall duly execute, acknowledge and deliver all such further assignments, conveyances, instruments and documents, and shall take such other action consistent with the terms of this Agreement to carry out the transactions contemplated by this Agreement.

5.   SELLERS' AGREEMENT TO INDEMNIFY.

(a) INDEMNIFICATION. Subject to the limitations, conditions and provisions set forth herein, the Seller agrees, effective upon the Closing, to indemnify, defend and hold harmless the Buyer, the Company, and its officers, directors, agents, and representatives from and against all demands, claims, actions, losses, damages, liabilities, costs and expenses, including without limitation, reasonable attorney's fees, asserted against or incurred by them resulting from a breach of the representations and warranties of the Seller contained herein ("Buyer's Damages").

(b) LIMITATION OF LIABILITY. The Seller's obligation to indemnify Buyer pursuant to this Section 5 shall be subject to all of the following limitations:

(ii) Notwithstanding anything to the contrary contained in this Agreement, the Seller's total liability to the Buyer arising under this Section or otherwise out of the transactions contemplated herein shall be limited to the amount of the Purchase Price paid as of the date of claim hereunder.

(c) CONDITIONS OF INDEMNIFICATION. The obligations and liabilities of the Seller under Section 5 hereof with respect to claims for Buyer's Damages resulting from the assertion of liability by third parties ("Buyer's Claims") shall be subject to the condition that within ten days after receiving notice thereof, the Buyer will give the Seller notice of any Buyer's Claims asserted against or incurred by the Buyer, and the Seller may undertake the defense thereof by counsel of its own choosing. The Buyer may, by counsel, participate in such proceedings, negotiations or defense, at its own expense, but the Seller shall retain control over such litigation. In all such cases, the Buyer will give reasonable assistance to the Seller, including making employees available without charge as reasonably requested.

6.   BUYER’S AGREEMENT TO  INDEMNIFY.

(a) INDEMNIFICATION. Subject to the conditions and provisions set forth herein, the Buyer hereby agrees, effective upon the Closing, to indemnify, defend and hold the Seller harmless from and against all demands, claims, actions, losses, damages, liabilities, costs and expenses, including, without limitation, reasonable attorney's fees, asserted against or incurred by the Seller which (i) results from a breach of any covenant, agreement, representation or warranty of Buyer contained herein, (the "Seller's Damages").

(b) LIMITATION OF LIABILITY. The Buyer's obligation to indemnify the Seller pursuant to this Section 6 shall be subject to the following limitation:

(i) CONDITIONS OF INDEMNIFICATION. The obligations and liabilities of the Buyer under Section 6 hereof with respect to claims for Seller's Damages resulting from the assertion of liability by third parties including, without limitation, governmental entities ("Seller's Claims") shall be subject to the condition that within ten days after receiving notice thereof, the Seller will give the Buyer notice of any Seller's Claims asserted against or incurred by the Seller and the Buyer will undertake the defense thereof by counsel of his own choosing. The Seller may, by counsel, participate in such proceedings, negotiations or defense, at their own expense, but the Buyer shall retain control over such litigation. In all such cases, the Seller shall give reasonable assistance to the Buyer.

7.   Miscellaneous.

(a) Entire Agreement. This Agreement contains the entire understanding of the Parties and supersedes all previous verbal and written agreements. There are no other agreements, representations, or warranties set forth herein.

(b) Notices. All notices or other documents under this Agreement shall be in writing and delivered in person or mailed by certified mail, postage prepaid, addressed to the Parties at the addresses first above written, on any new address designated in like manner by any party hereto.

(c) Waiver. No delay or failure by either party to exercise any right under this Agreement, and no partial or single exercise of such right, shall constitute a waiver of that or any other right, unless otherwise expressly provided herein.

(d) Survival of Agreements. All agreements, covenants, representations and warranties contained herein or made in writing in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement.

(e) Events of Termination. Anything herein or elsewhere to contrary notwithstanding, this Agreement may be terminated by written notice of termination at any time before the purchase of the Securities by mutual written consent of the Parties.

(f) Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York. Parties submits to the jurisdiction of any state or federal court sitting in New York, New York, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each Party also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other Party with respect thereto. Each Party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity. In the event of suit under this Agreement, the prevailing party will be entitled to costs, including reasonable attorneys' fees; provided, however, in the event that damages are reduced from the original claim brought by the initiating party, the amount of costs provided shall so reflect such reduction by an equal pro rata amount.

(g) Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of Parties and their respective successors and assigns.

(h) Execution and Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(i) Headings. The descriptive headings of the Sections hereof are inserted for convenience only and do not constitute a part of this Agreement.

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of December 14, 2011.

SELLER:

By:	/s/ Norm Klein
Name: Norm Klein
Title: Chief Operating Officer

BUYER:

By:	/s/ An Lingyan
Name: An Lingyan